                                                                   EXHIBIT 10.14


                         INSMED PHARMACEUTICALS, INC.



                            _______________________


                         REGISTRATION RIGHTS AGREEMENT



                            _______________________


                              ___________ __, 2000

                         REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHT AGREEMENT is made as of the ____ day of _______________ 2000, by and among INSMED PHARMACEUTICALS, INC., a Virginia corporation ("Insmed"), INSMED, INC., a Virginia corporation (the "Parent") and the investors listed on Schedule A attached hereto (individually, an "Investor"
                        ----------
and collectively, the "Investors").

          WHEREAS, the Investors have agreed to purchase from Insmed, and Insmed has agreed to sell to the Investors, shares of Insmed Common Stock, and the Investors have agreed to purchase from Parent, and Parent has agreed to sell to the Investors, warrants to purchase Parent Common Stock, as set forth in Schedule A, pursuant to a Purchase Agreement dated as of January __, 2000
----------
between the Company and the Investors (the "Stock Purchase Agreement"); and

          WHEREAS, it is a condition precedent to the obligation of the Investors to close the transactions contemplated by the Stock Purchase Agreement that Insmed and the Parent execute this Registration Rights Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, Insmed, the Parent and the Investors hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1.  Definitions.
                   -----------

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

             (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

             (b) "Common Stock" shall mean the Company's Common Stock, $0.01 par value.

             (c) "Company" shall mean Insmed until shares of the Parent have been issued to the shareholders of Insmed and Celtrix Pharmaceuticals, Inc., pursuant to the Reorganization Agreement at which time Company shall mean Parent.

             (d) "Conversion Shares" means the Common Stock issued or issuable upon exercise of the Warrants.

             (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             (f) "Holder" or "Holders" shall mean any person or persons owning or having the right to acquire Registrable Securities or any permitted transferee or assignee thereof in accordance with Article II hereof, other than
                                                  ----------
a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

             (g) "Initiating Holders" shall mean Holders who in the aggregate are Holders of not less than fifty percent (50%) of the Registrable Securities outstanding at such time.

             (h) "Parent Registration Statement" shall mean the registration statement on Form S-4 to be filed by the Parent in connection with the Reorganization Agreement.

             (i) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement but shall specifically exclude the Parent Registration Statement.

             (j) "Registrable Securities" shall mean (i) the shares of Common Stock issued pursuant to the Purchase Agreement, (ii) Conversion Shares and
(iii) any Common Stock issued in respect of, in exchange for or in replacement of the Conversion Shares or any other securities issued pursuant to the exercise of the Warrants upon any stock split, stock combination, stock dividend, recapitalization, consolidation or similar event. Securities previously sold to the public pursuant to a registered public offering shall cease to be Registrable Securities and all shares of Common Stock included in the Parent Registration Statement shall cease to be Registrable Securities upon closing of the transactions contemplated by the Reorganization Agreement.

             (k) "Registration Expenses" shall mean all expenses incurred in complying with registrations, filings or qualifications under Sections 2.1 and
                                                              ----------------
2.2 hereof, including all registration, qualification and filing fees,
---
accounting fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company and Selling Expenses), and the fees of one special counsel for the Holders, as reasonably acceptable to the Company ("Legal Fees").

             (l) "Reorganization Agreement" shall mean the Agreement and Plan of Reorganization, dated November 30, 1999, by and among Insmed, Parent, Celtrix Pharmaceuticals, Inc. and Celtrix MergerSub, Inc.

             (m) "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 5.7 of the Purchase Agreement (or any similar legend).

             (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             (o) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale and all fees and disbursements of counsel for any Holder (except for Legal Fees as provided in Section 1.1((k))).
                                                             -----------------

             (p) "Warrants" shall mean warrants issued by Parent to purchase shares of Common Stock at $2.25 per share issued to the Investors pursuant to the Stock Purchase Agreement.

     Section 1.2.  Certain Words.
                   -------------

             Certain other words and phrases are defined or described elsewhere in this Agreement and/or the Exhibit hereto.

                                  ARTICLE II
        RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; COMPLIANCE WITH
                                SECURITIES ACT

     Section 2.1.  Company Registration.
                   --------------------

             (a)   Registration. If at any time or from time to time, the
                   ------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration on Form S-8 (or a similar or successor form) relating solely to employee stock option, stock purchase or other benefit plans, or (ii) a registration on Form S-4 (or similar or successor form) relating solely to a Securities and Exchange Commission Rule 145 transaction, the Company will:

                   (i) promptly give to each Holder written notice thereof which shall describe in reasonable detail the proposed registration and method of distribution; and

                   (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within thirty (30) days after mailing of written notice by the Company, by any Holder or Holders, except as set forth in Section 2.1((b))
                                                          ----------------
below. Such written request may specify inclusion of all or a part of a Holder's Registrable Securities.

             (b)   Underwriting. If the registration of which the Company gives
                   ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1((a))((i)). In such event, the right of any Holder to
            ---------------------
registration pursuant to Section 2.1 shall be conditioned upon such Holder's
                         -----------
participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. The Company shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders who have requested in writing to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein.

          All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representatives of the underwriter or underwriters (the "Underwriter's Representative") selected for such underwriting by the Company and reasonably acceptable to a majority in interest of such Holders. Notwithstanding any other provision of this Section 2.1, if the Underwriter's
                                            -----------
Representative determines that marketing factors require a limitation of the number of shares to be underwritten, the Underwriter's Representative may limit the number of Registrable Securities to be included in the registration and underwriting, first by excluding the securities of the Company held by employees, officers, directors and consultants of the Company (other than Registrable Securities) and if a limitation on the number of shares is still required, the Holders of Registrable Securities who have requested registration together with other holders of the Company's common stock who have been granted registration rights comparable to the rights provided to the Holders pursuant to this Agreement ("Participating Shareholders") shall participate in the underwriting pro rata based upon their total ownership of the Registrable Securities and of the Common Stock owned by the Participating Shareholders. If any Holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Holders and Participating Shareholders pro rata based upon their total ownership of Registrable Securities and Common Stock, in the case of Participating Shareholders. The number of securities includable by any Holder or other person may, in the discretion of the Underwriter's Representative, be rounded to the nearest one hundred (100) shares. No securities excluded from the underwriting by reason of the Underwriter's Representative's marketing limitation shall be included in such registration.

          If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the Underwriter's Representative. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          If the Underwriter's Representative has not limited the number of shares to be underwritten for the Company's account and the account of the Holders, the Company may include securities for the account of employees, officers, directors and consultants.

     Section 2.2.  S-3 Registrations.
                   -----------------

          (a) If at any time the Company qualifies under applicable SEC rules to file a registration statement on Form S-3 (or any successor form) or equivalent short-form registration, regardless of its designation, the Initiating Holders may make a written request for registration of Registrable Securities under the Securities Act, and under the securities or "blue sky" laws of a reasonable number of jurisdictions designated by such holder or holders (a "Demand Registration") provided that such offering is estimated to result in aggregate offering proceeds of at least Three Million dollars ($3,000,000), net of allowances, discounts, and underwriting expenses. Upon a request for a Demand Registration, the Company shall promptly give notice of such proposed registration to all Holders of Registrable Securities and the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 of the Registrable Securities which the Company has been requested to register (i) in each request and (ii) in any response given within thirty (30) days to a notice from the Company pursuant to this Section 2.2.
                         -----------

          Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

          (b)  Effective Demand Registration.  The Company shall use
               -----------------------------
commercially reasonable efforts to cause any such Demand Registration to become effective not later than sixty (60) days after it receives a request under
Section 2.2((a)) hereof.
----------------

          (c)  Underwriting Procedures. If the Initiating Holders holding a
               -----------------------
majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected as follows: the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided,
                                                                       --------
however, that the Approved Underwriter shall, in any case, be approved by the
-------
Company in its reasonable discretion.

          (d)  The Company may include in the registration under this Section
                                                                      -------
2.2 any other shares of Common Stock (including issued and outstanding shares of
---
Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the opinion of the Approved Underwriter (or in the reasonable opinion of the Company in the event that the offering is not underwritten), interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the shares of Registrable Securities sought to be registered by the Holder or Holders of Registrable Securities pursuant to this Section 2.2. If it is determined, as
                                        -----------
provided above, that there will be such interference, the other shares of Common Stock sought to be included by the Company shall be excluded to the extent deemed necessary by the Underwriter's Representative (or the Company if the offering is not underwritten), and all other shares of Common Stock held by other parties shall be excluded before the exclusion of any shares of Registrable Securities held by the Holders requesting the Demand Registration. If, as contemplated above, and after excluding all other shares of Common Stock held by other parties, shares of the Common Stock of the Holders requesting the Demand Registration are to be excluded, the number of shares of Common Stock of each participating Holder which are to be excluded shall be proportionate to the number of shares which such party is seeking to register.

     Section 2.3.  Expenses of Registration.
                   ------------------------

          All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Article II shall be
                                                           ----------
borne by the Company; and, unless otherwise stated, all Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     Section 2.4.  Registration Procedures.
                   -----------------------

          In the case of each registration, qualification or compliance effected by the Company pursuant to this Article II, the Company will keep each Holder
                                ----------
advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) before filing a registration statement or prospectus or any amendments or supplements thereto pursuant to this Article II, provide counsel
                                                   ----------
selected by the Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to review and comment on such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC;

          (b) notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

          (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of
(x) 180 days and (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (d) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (e) use its best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for the lesser of (x) 180 days and (y) such shorter period as all of such Registrable Securities are sold, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not
                                 --------  -------
be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.2((c)), (y)
                                                        ----------------
subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

          (f) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

          (g) notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          (h) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter in the case of a Demand Registration as provided in Section 2.2) and take such other
                                             -----------
actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (i) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is requested by any regulatory body or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (j) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

          (k) use its best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

          (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (m) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided, that the applicable listing requirements are satisfied;
        --------

          (n) keep Holders' Counsel advised in writing as to the initiation of any registration under Section 2.1 or 2.2 hereunder and provide Holders' Counsel
                       ------------------
with copies of any SEC filings made in connection therewith;

          (o) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

          (p) use commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

     Section 2.5.  Indemnification.
                   ---------------

          (a) The Company will, and does hereby undertake, to indemnify and hold harmless each Holder, each of its officers, directors, members, trustees, employees, advisors, agents and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Article II, and each underwriter, if any, and each person who controls any
     ----------
underwriter within the meaning of Section 15 of the Securities Act against all expenses, claims, losses, damages and liabilities (or actions in respect thereof to which they may become subject), including settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document or amendments thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, members, trustees, employees, advisors, agents and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by an instrument executed by such Holder or underwriter.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless (severally, but not jointly) the Company, each of its directors and officers, agents and employees, each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof to which they may become subject) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or amendments thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by an instrument executed by such Holder; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities from the sale of such Registrable Securities as contemplated herein.

          (c) Each party entitled to indemnification under this Section 2.5 (the
                                                                -----------
"Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall deliver written notice to the Indemnifying Party of commencement thereof. The Indemnifying Party, at its sole option, may participate in or assume the defense of any such claim or any litigation resulting therefrom with counsel reasonably satisfactory to the Indemnified Party and the Indemnified Party may participate in such defense at such party's expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that such failure to
                       -----------
give notice shall materially adversely affect the Indemnifying Party in the defense of any such litigation.

          The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct, in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------                                               -------
2.5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder
---
in respect of any expenses, claims, losses, damages and liabilities referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 2.5((a)), 2.5((b)) and 2.5((c)), any
                                ----------------------------------------
reasonable legal or other fees, charges or
expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be indemnified by such Holder
               --------
shall be limited to the net proceeds received by such Holder in the offering.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5((d)) were determined by pro rata
                              ----------------
allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

          No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term the delivery of a release from all liability with respect to such claim or litigation by the claimant or plaintiff to such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

     Section 2.6.  Information by Holder.
                   ---------------------

          Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.
                                                ----------

     Section 2.7.  Rule 144 Reporting.
                   ------------------

          With a view toward making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees:

          (a) To register its Common Stock under Section 12(g) of the Exchange Act, as amended, as soon as practicable, but in any event not later than ninety
(90) days after the close of the Company's first fiscal year following the earlier of effective date of the Parent Registration Statement and the first registration statement filed by the Company relating to a public offering, other than to employees of the Company under an employee option plan or employee stock purchase plan;

          (b) To make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the earlier of the effective date of the Parent Registration Statement and of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (c) To use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (d) To furnish to each Holder, so long as such Holder owns any Restricted Securities, written notice of the Company's qualification as a registrant, as soon as practicable after such qualification; the Company further shall furnish forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the earlier of the effective date of the Parent Registration Statement and the first registration statement filed by the Company for an offering of its securities to the general public), and of its compliance with the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); the Company shall provide forthwith upon written request a copy of the most recent annual or quarterly report of the Company, and take such further action and provide such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration under the Securities Act.

     Section 2.8.  Transfer or Assignment of Registration Rights.
                   ---------------------------------------------

          The rights to cause the Company to register securities and related rights granted the Investors under this Article II may be transferred or
                                        ----------
assigned by any Investor to any transferee or assignee of any shares of Common Stock, Warrants or Conversion Shares, or any combination thereof if (x) the transferee is a direct or indirect wholly-owned subsidiary of the transferring Investor, or is a partnership or limited liability company controlled by, or under common control, with such Investor and such Investor remains liable for all of the transferee's obligations hereof or (y) the transferee acquires not less than 114,250 Registrable Securities or Warrants exercisable into Registrable Securities, and the Company receives written notice of such transfer or assignment. For purposes of this Section 2.8, "control" includes the ability
                                     -----------
to have investment discretion through contractual means or otherwise.

     Section 2.9.  "Market Stand-Off" Agreement.
                    ---------------------------

          (a) Any Holder of more than one percent (1%) of the outstanding Common Stock of the Company (after giving effect to the conversion of all outstanding warrants and convertible securities), if required by the Company and an underwriter of Common Stock (or other securities) of the Company, shall agree not to sell or otherwise to transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder during the period not to exceed one hundred and twenty (120) days as requested by the Underwriter's Representative following the effective date of the first registration statement (and only such first registration statement but specifically excluding the Parent Registration Statement) of the Company filed under the Securities Act, provided that all officers and directors of the Company and holders of one percent (1%) or more of the Company's outstanding shares enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose a stop-transfer instruction with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

          (b)      Restrictions on Public Sale by the Company.  The Company
                   ------------------------------------------
agrees not to effect any public sale or distribution of any of its securities for its own account, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor forms thereto), during the period beginning on the effective date of any Demand Registration in which the Holders of Registrable Securities are participating and ending on the earlier of
(i) the date on which all shares of Common Stock registered on such registration statement are sold and (ii) the date thirty (30) days after the effective date of such registration statement.

                                  ARTICLE III
                                 MISCELLANEOUS

      Section 3.1.  Governing Law.
                    -------------

          This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia without giving effect to principles of conflicts of law thereunder.

      Section 3.2.  Survival.
                    --------

          The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby.

      Section 3.3.  Successors and Assigns Third Party Beneficiaries.
                    ------------------------------------------------

          Except as otherwise expressly provided in Section 2.8 or otherwise
                                                    -----------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, further, the Company may not assign its rights
                --------  -------
hereunder. No person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

      Section 3.4.  Entire Agreement.
                    ----------------

          This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

      Section 3.5.  Amendment; Waiver; Termination.
                    ------------------------------

          This Agreement may be amended, modified or terminated upon the written consent of the Company and the holders in interest of not less than fifty percent (50%) of the Warrants held by Holders (treated as if converted and including any Conversion Shares that have not been sold) voting as a single class; provided, however, that the effect of such amendment, modification or
       --------  -------
termination will be such that all of the Holder will be treated equally. Any provision of this Agreement may be waived with respect to rights of any Holder by a written instrument executed by the holders in the interest of not less than fifty percent (50%) of the Warrants held by Holders (treated as if converted and including any Conversion Shares that have not been sold) voting as a single class; provided, however, that the effect of such waiver will be such that all
       --------  -------
of the Holders will be treated equally.

     Section 3.6.  Notices.
                   -------

          All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery, upon delivery by a nationally recognized overnight courier service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at 800 East Leigh Street, Richmond, Virginia 23219 or telecopied to the Company at (804) 828-6894 and to the Investors at the addresses or telecopy numbers set forth on Schedule
                                                                       --------
A or at such other address or telecopy number as any party may designate by ten
-
days prior written notice to the other party.

     Section 3.7.  Delay or Omissions.
                   ------------------

          No delay or omission to exercise any right, power or remedy accruing to any holder of any Restricted Securities upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     Section 3.8.  Miscellaneous.
                   -------------

          (a)      Recapitalizations, Exchanges, etc.  The provisions of this
                   ---------------------------------
Agreement shall apply, to the full extent set forth herein, with respect to any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities.

          (b)      No Inconsistent Agreements.  The Company shall not enter
                   --------------------------
into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement; provided, however, the foregoing shall not
                                  --------  -------
restrict the Company in any way from granting registration rights comparable to the rights set forth herein provided such new registration rights include, without limitation, the provisions of Section 2.1 hereof.
                                      ------------

          (c)      Remedies.  The Holders, in addition to being entitled to
                   --------
exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this

Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

     Section 3.9.  Separability.
                   ------------

          In the event any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 3.10. Expenses.
                   --------

          Except as provided in Article II, the Company and each Investor shall
                                ----------
bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

     Section 3.11. Titles.
                   ------

          The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     Section 3.12. Counterparts.
                   ------------

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     Section 3.13. Further Assurances.
                   ------------------

          Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Registration Rights Agreement as of this ____ day of ___________, 2000.



                              INSMED PHARMACEUTICALS, INC.


                              By:______________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              INSMED, INC.



                              By:______________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              VERON INTERNATIONAL LTD.


                              By:______________________________
                                    Name
                                    Title:

                              INSMED PHARMACEUTICALS, INC.


                              By:________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              INSMED, INC.


                              By:________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              VECTOR LATER-STAGE EQUITY FUND II   (QP), L.P.

                              By: VECTOR FUND MANAGEMENT II, L.L.C.
                              Its:  General Partner


                              By:________________________________
                                    Name:  Barclay A. Phillips
                                    Its: Managing Director


                              VECTOR LATER-STAGE EQUITY FUND II,  L.P.

                              By: VECTOR FUND MANAGEMENT II, L.L.C.
                              Its:  General Partner


                              By:________________________________
                                    Name:  Barclay A. Phillips
                                    Its: Managing Director

                              INSMED PHARMACEUTICALS, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              INSMED, INC.



                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              CADUCEUS CAPITAL TRUST


                              By:______________________________________
                                  Name
                                  Title:


                              CADUCEUS CAPITAL II, L.P.


                              By:______________________________________
                                  Name
                                  Title:


                              PAINE WEBBER EUCALYPTUS FUND


                              By:______________________________________
                                  Name
                                  Title:

                              INSMED PHARMACEUTICALS, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              INSMED, INC.



                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              T. ROWE PRICE HEALTH SCIENCES FUND, INC.


                              By:______________________________________
                                  Name
                                  Title:


                              GREENLINE HEALTH SCIENCES FUND


                              By:______________________________________
                                  Name
                                  Title:

                              INSMED PHARMACEUTICALS, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer

                              INSMED, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer

                              CLSP, L.P.

                              By:  CASDIN CAPITAL PARTNERS, LLC
                              Its: General Partner


                              By:______________________________________
                                  Name
                                  Title:

                              CLSP-SBS I, L.P.

                              By:  CASDIN CAPITAL PARTNERS, LLC
                              Its: General Partner


                              By:______________________________________
                                  Name
                                  Title:

                              CLSP-SBS II, L.P.

                              By:  CASDIN CAPITAL PARTNERS, LLC
                              Its: General Partner


                              By:______________________________________
                                  Name
                                  Title:

                              INSMED PHARMACEUTICALS, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              INSMED, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              QUANTUM PARTNERS, LDC


                              By:______________________________________
                                  Name
                                  Title:

                              INSMED PHARMACEUTICALS, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              INSMED, INC.


                              By:______________________________________
                                  Geoffrey Allan, Ph.D.
                                  President and Chief Executive Officer


                              PEQUOT PARTNERS FUND, L.P.

                              By:  PEQUOT CAPITAL MANAGEMENT, INC.
                              Its: Investment Manager


                              By:______________________________________
                                  Name
                                  Title:


                              PEQUOT INTERNATIONAL FUND, INC.

                              By:  PEQUOT CAPITAL MANAGEMENT, INC.
                              Its: Investment Advisor


                              By:______________________________________
                                  Name
                                  Title:

Schedule A



   Name and Address and          Shares of Common Stock
Telecopy Number of Investor             Purchased           Warrants Purchased
---------------------------             ---------           ------------------


[To be Completed]